Exhibit 4.1



                              FIRST AMENDMENT TO CREDIT AGREEMENT


        FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 23, 1998, among MISTIC BRANDS, INC. ("Mistic", a Delaware corporation, SNAPPLE BEVERAGE CORP. ("Snapple"), a Delaware corporation, TRIARC BEVERAGE HOLDINGS CORP. (the "Parent"), a Delaware corporation (each of Mistic, Snapple and the Parent, a "Borrower" and, collectively, the "Borrowers"), the financial institutions listed on the signature pages hereto (collectively, the "Lenders"), DLJ CAPITAL FUNDING, INC., as syndication agent (the "Syndication Agent") for the Lenders, MORGAN STANLEY SENIOR FUNDING, INC., as documentation agent (the "Documentation Agent") for the Lenders, and THE BANK OF NEW YORK, as administrative agent (the "Administrative Agent") for the Lenders.

                                     W I T N E S S E T H:

        WHEREAS, the Borrowers, the Lenders, the Syndication Agent, the Administrative Agent, and the Documentation Agent are parties to an Amended and Restated Credit Agreement, dated as of August 15, 1997 (as so heretofore modified and in effect from time to time, the "Existing Credit Agreement"); and

        WHEREAS, the Borrowers have requested the Lenders to amend the Existing Credit Agreement in certain respects; and

        WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended by this Amendment, being referred to as the "Credit Agreement");

        NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                            PART I

                                          DEFINITIONS

        SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

        "Credit Agreement" is defined in the third recital.

        "Existing Credit Agreement" is defined in the first recital

        SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings ascribed thereto in the Existing Credit Agreement.



                                           PART II

                                        AMENDMENTS TO
                                THE EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the Effective Date, and in reliance upon the representations and warranties made herein, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

        SUBPART 2.1. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

                      "Amendment No. 1" means the First Amendment to the
               Credit Agreement, dated as of March 23, 1998, among the Borrowers, the Lenders signatory thereto, and the Agents.

                      "First Amendment Effective Date" is defined in
               Subpart 3.1 of Amendment No. 1.

        SUBPART 2.2. Amendment to Definition of Excess Cash Flow. Paragraph (v) of the definition of Excess Cash Flow in the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                             (v) for each Fiscal  Year (or  portion  thereof) of
                      the Parent commencing with the Fiscal Year ending January 3, 1999, the amount of the net increase (or minus in the case of a net decrease) of Current Assets over Current Liabilities of the Parent and its Subsidiaries (including Mistic and Snapple) for such applicable period;


                                           PART III

                                  CONDITIONS TO EFFECTIVENESS

        SUBPART 3.1. Effective Date. This Amendment (and the amendments and modifications contained herein) shall become effective, and shall thereafter be referred to as "Amendment No. 1", on the date (the "First Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 have been satisfied.

               SUBPART 3.1.1. Execution of Counterparts. The Syndication Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Agents and each of the Required Lenders.



                                            PART IV

                             REPRESENTATIONS AND WARRANTIES, ETC.

        SUBPART 4.1. Representations and Warranties; No Default. In order to induce the Required Lenders to enter into this Amendment, the Borrowers hereby jointly and severally (a) confirm, reaffirm and restate that the representations and warranties set forth in Article VI of the Existing Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof (unless such representations and warranties are stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (b) represent and warrant that, after giving effect to the Amendment set forth herein, no Default or Event of Default has occurred and is continuing.

                                            PART V

                                         MISCELLANEOUS

        SUBPART 5.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement.

        SUBPART 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, including
Article X thereof.

        SUBPART 5.3. Counterparts, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

        SUBPART 5.4.  Governing Law.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK.

        SUBPART 5.5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.



                                                   MISTIC BRANDS, INC.


                                                   By:  ERNEST J. CAVALLO
                                                        -----------------------
                                                        Title: President




                                                   SNAPPLE BEVERAGE CORP.


                                                   By:  ERNEST J. CAVALLO
                                                        -----------------------
                                                        Title:  President




                                                  TRIARC BEVERAGE HOLDINGS CORP.


                                                   By:  ERNEST J. CAVALLO
                                                        -----------------------
                                                        Title: President

                                                   DLJ CAPITAL FUNDING, INC.,
                                                   as the Syndication Agent and
                                                   as a Lender


                                                   By: HAROLD PHILIPS
                                                       ------------------------
                                                       Title: Managing Director

                                                  MORGAN STANLEY SENIOR FUNDING,
                                                  INC., as the Documentation
                                                  Agent and as a Lender


                                                   By: MICHAEL HART
                                                       ------------------------
                                                       Title: Principal

                                                   THE BANK OF NEW YORK, as the
                                                   Administrative Agent and as a
                                                   Lender


                                                   By: JAMES S. DUCEY
                                                       ------------------------
                                                       Title: Vice President

                                                   THE LENDERS:


                                                   ARCHIMEDES FUNDING LLC

                                                   By: ING CAPITAL ADVISORS,
                                                       INC., as Collateral
                                                       Manager


                                                   By: MICHAEL D. HATLEY
                                                       ------------------------
                                                      Title: Vice President &
                                                             Portfolio Manager

                                                   BANKERS TRUST COMPANY



                                                   By:
                                                      Title:

                                                   BANK  OF TOKYO MITSUBISHI
                                                   TRUST CO.



                                                   By:
                                                      Title:

                                                   CORESTATES BANK N.A.



                                                   By: JOHN HAURIN
                                                       ------------------------
                                                       Title: Vice President

                                                   CANADIAN IMPERIAL BANK OF
                                                   COMMERCE



                                                   By:
                                                      Title:

                                                   CITIBANK, N.A.



                                                   By:
                                                      Title:

                                                   KZH-ING-1 CORPORATION



                                                   By:
                                                      Title:

                                                   KZH-ING-2 CORPORATION



                                                   By:
                                                      Title:

                                                   KZH HOLDING CORPORATION III



                                                   By:
                                                      Title:

                                                   KZH-SOLEIL CORPORATION



                                                   By:
                                                      Title:

                                                   KZH-CRESCENT CORPORATION



                                                   By:
                                                      Title:

                                                   MERRILL LYNCH PRIME RATE
                                                   PORTFOLIO

                                                   By: MERRILL LYNCH ASSET
                                                       MANAGEMENT, L.P., as
                                                       Investment Advisor


                                                   By: JOHN JOHNSON
                                                       ------------------------
                                                       Title:

                                                   MERRILL LYNCH SENIOR FLOATING
                                                   RATE FUND, INC.



                                                   By: JOHN JOHNSON
                                                       ------------------------
                                                       Title:

                                                   MERRILL LYNCH PIERCE FENNER
                                                   & SMITH INCORPORATED



                                                   By: NEIL BRISSON
                                                       ------------------------
                                                       Title: Director

                                                   ML CBO IV (CAYMAN) LTD.

                                                   By: PROTECTIVE ASSET
                                                       MANAGEMENT COMPANY, as
                                                       Collateral Manager


                                                   By: MARK K. OKADA
                                                       ------------------------
                                                       Title: Executive Vice
                                                              President

                                                   THE MITSUI TRUST AND BANKING
                                                   COMPANY LIMITED



                                                   By: E. AKANA
                                                       ------------------------
                                                       Title: Vice President

                                                   NORTHERN LIFE INSURANCE
                                                   COMPANY

                                                   By: ING CAPITAL ADVISORS,
                                                       INC., as Investment
                                                       Advisor



                                                   By: MICHAEL D. HATLEY
                                                       ------------------------
                                                       Title: Vice President &
                                                             Portfolio Manager

                                                   THE NORTHWESTERN MUTUAL LIFE
                                                   INSURANCE COMPANY



                                                   By: RICHARD A. STRAIT
                                                       ------------------------
                                                       Title: Authorized
                                                              Representative

                                                   PILGRIM AMERICA PRIME RATE
                                                   TRUST

                                                   By: PILGRIM AMERICA
                                                       INVESTMENTS, INC., as
                                                       its Investment Manager


                                                   By: J. BAKALAR
                                                       ------------------------
                                                      Title: Vice
                                                             President/Assistant
                                                             Portfolio Manager

                                                   PRIME INCOME TRUST



                                                   By: PETER GERWITZ
                                                       ------------------------
                                                      Title: Authorized
                                                             Signatory

                                                   SANWA BUSINESS CREDIT
                                                   CORPORATION



                                                   By: LAWRENCE J. PLACEK
                                                       ------------------------
                                                       Title: Vice President

                                                  THE ING CAPITAL SENIOR SECURED
                                                  HIGH INCOME FUND, L.P.

                                                   By: ING CAPITAL ADVISORS,
                                                       INC., as Investment
                                                       Advisor


                                                   By: MICHAEL D. HATLEY
                                                       ------------------------
                                                      Title: Vice President &
                                                             Portfolio Manager

                                                   THE SUMITOMO BANK LIMITED



                                                   By:
                                                      Title:

                                                   TCW LEVERAGED INCOME TRUST,
                                                   L.P.

                                                   By: TCW ADVISERS (Bermuda)
                                                       LTD., as General Partner



                                                   By:
                                                      Title:

                                                   By: TCW INVESTMENT MANAGEMENT
                                                       COMPANY, as Investment
                                                       Adviser



                                                   By:
                                                      Title:

                                                   THE INDUSTRIAL BANK OF JAPAN,
                                                   LIMITED



                                                   By:
                                                      Title:

                                                   THE LONG-TERM CREDIT BANK OF
                                                   JAPAN, LIMITED, NEW YORK
                                                   BRANCH



                                                   By: HIROSHI KITADA
                                                       ------------------------
                                                       Title: Deputy General
                                                              Manager

                                                   MITSUBISHI TRUST AND BANKING
                                                   CORPORATION



                                                   By: BEATRICE E. KOSSODO
                                                       ------------------------
                                                       Title: Senior Vice
                                                              President

                                                  THE ROYAL BANK OF SCOTLAND PLC



                                                   By:
                                                      Title:

                                                   VAN KAMPEN AMERICAN CAPITAL
                                                   PRIME RATE INCOME TRUST



                                                   By: JEFFREY W. MAILLET
                                                       ------------------------
                                                       Title: Sr. Vice Pres. &
                                                              Director

                                                   VAN KAMPEN CLO I, LIMITED

                                                   By: VAN KAMPEN AMERICAN
                                                       CAPITAL MANAGEMENT, INC.,
                                                       as Collateral Manager


                                                   By: JEFFREY W. MAILLET
                                                       ------------------------
                                                       Title: Sr. Vice Pres. &
                                                              Director